As filed with the Securities and Exchange Commission on March 17, 2004

                           Registration No. 333-50024

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         POST-EFFECTIVE AMENDMENT NO. 1
                                       TO
                                    FORM S-3
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                                    PDI, INC.
             (Exact name of registrant as specified in its charter)

            Delaware                           7389                   22-2919486
(State or other jurisdiction of    (Primary Standard Industrial    (I.R.S. Employer
 incorporation or organization)     Classification Code Number)   Identification No.)

                              10 Mountainview Road
                          Upper Saddle River, NJ 07458
                                 (201) 258-8450
                            (201) 258-8445 Facsimile
               (Address, including zip code, and telephone number,
             including area code, of registrant's executive offices)

                              Charles T. Saldarini
                             Chief Executive Officer
                                    PDI, Inc.
                              10 Mountainview Road
                      Upper Saddle River, New Jersey 07458
                                 (201) 258-8450
                            (201) 258-8445 Facsimile
                     (Name, address, including zip code, and
                     telephone number, including area code,
                              of agent for service)

                                   Copies to:
       Kenneth S. Rose, Esq.                         Beth Jacobson, Esq.
Morse, Zelnick, Rose & Lander, LLP                Executive Vice President
          405 Park Avenue                            and General Counsel
     New York, New York 10022                             PDI, Inc.
          (212) 838-5030                            10 Mountainview Road
     (212) 838-9190 Facsimile               Upper Saddle River, New Jersey 07458

 THE PURPOSE OF THIS AMENDMENT IS TO DEREGISTER 227,094 SHARES OF COMMON STOCK.

                           --------------------------

                                     PART II

Item 17. Undertakings

      Pursuant to Item 512(a)(3) of Regulation SK, this Post-Effective Amendment No. 1 is filed in order to deregister 227,094 shares of common stock covered by this Registration Statement which remain unsold. The offering covered by this Registration Statement has been terminated.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act, the Registrant, PDI, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Upper Saddle River, State of New Jersey on this 17th day of March, 2004.

                                              PDI, INC.


                                              By: /s/ Charles T. Saldarini
                                                  ------------------------------
                                                  Charles T. Saldarini,
                                                  Chief Executive Officer

      Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on the 17th day of March 2004.

Signature                                   Title
---------                                   -----


*/s/ John P. Dugan                          Chairman of the Board of Directors
----------------------------------
John P. Dugan


*/s/ Charles T. Saldarini                   Chief Executive Officer and Director
----------------------------------
Charles T. Saldarini


*/s/ Bernard C. Boyle                       Chief Financial Officer (principal
----------------------------------          accounting and financial officer)
Bernard C. Boyle


*/s/ Gerald Mossinghoff                     Director
----------------------------------
Gerald Mossinghoff


*/s/ John M. Pietruski                      Director
----------------------------------
John M. Pietruski


*/s/ Jan Martens Vecsi                      Director
----------------------------------
Jan Martens Vecsi


* By: /s/ Kenneth S. Rose
      ----------------------------
Kenneth S. Rose, Attorney-in-Fact